                                    Supplement to Prospectus dated May 1, 2002
                                          Supplement dated June 17, 2002

This  Supplement  should be retained with the current  Prospectus  for your  variable  annuity  contract  issued by
American  Skandia  Life  Assurance  Corporation  ("American  Skandia").  If you do not have a  current  prospectus, please contact American Skandia at 1-800-SKANDIA.

                     APPENDIX D - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

EXPENSE EXAMPLES
The Expense  Examples  provided in the Prospectus  reflect  charges that are higher than those for residents of the
State  of  New  York.  The  examples  reflect  the  Insurance  Charge,  Contingent  Deferred  Sales  Charges  (when applicable),  the Annual Maintenance Fee (when applicable),  the charges deducted by the underlying Portfolios,  as well as the charges for the optional  benefits that are offered under the Annuity.  The  Contingent  Deferred Sales
Charge and the Annual  Maintenance  Fee  applicable  to  residents of the State of New York are lower than those in the Prospectus.  Therefore, the total expenses for residents of the State of New York will be lower.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The State of New York does not allow a Guarantee Period to exceed ten years in duration.  Additionally, the interest rate we credit to the Fixed Allocation is subject to a minimum of 3%.

FEES AND CHARGES

Contingent Deferred Sales Charge:  The CDSC percentages for residents of the State of New York are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             7.0%          6.0%         5.0%          4.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

Annual  Maintenance  Fee:  During  the  accumulation  period  we  deduct  an Annual  Maintenance  Fee.  The  Annual
Maintenance  Fee for  residents  of the State of New York is $30.00 or 2% of your  Account  Value  invested  in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the  anniversary  of the
Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  We may  increase  the  Annual  Maintenance  Fee.  However,  any  increase  will only  apply to
Annuities issued after the date of the increase.

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial  Purchase
Payment  provided that,  the first Purchase  Payment is at least $2,000 and within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Owner,  Annuitant and Beneficiary  Designations:  For contracts issued in the State of New York, the designation of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
Unless you  indicated  that a prior  choice was  irrevocable  or your  Annuity has been  endorsed to limit  certain changes,  you may  request  to change  Owner,  Annuitant  and  Beneficiary  designations  by  sending a request  In
Writing.  Where  allowed by law,  such  changes  will be  subject to our  acceptance.  For New York  contracts  the change is effective as of the date the request is signed by the Owner.  Additionally  for New York contracts,  some of the  changes we will not accept  include,  but are not limited  to: (a) a new Owner  subsequent  to the death of the Owner or the first of any joint  Owners to die,  except  where a  spouse-Beneficiary  has become the Owner as a result of an Owner's  death;  (b) a new  Annuitant  prior to the Annuity Date if the Annuity is owned by an entity;
and (c) a change in the Beneficiary if the Owner had previously made the designation irrevocable.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may  exercise  your  right to return  the  Annuity  within 21 days of  receipt  of the
Annuity.  The amount to be refunded  for New York  contracts  is the Account  Value as of the date we receive  your request  to cancel the  Annuity.  Notice  received  by mail is  effective  as of the date of the  postmark.  If the
Annuity is returned to the agent, the effective date is the date the Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York contracts we require a minimum  amount of $500 in each  Sub-account  you allocate  Account Value to at the time of any  allocation  or transfer.  Your  transfer  request must be In Writing.  For New York  contracts,  a specific  authorization  form MUST be completed which  authorizes us to accept transfers via phone or through means such as electronic mail.

The following  services  which we may offer are not  available  for New York  contracts:  (1)  authorization  of an
                                                ---
independent third party to transact transfers on your behalf and (2) market timing program.

Guaranteed Return Option (GRO)SM
This benefit is not available to residents of the State of New York.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

MVA Formula
The MVA  formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed
Allocation on a particular date.  The formula for residents of the State of New York is as follows:

                                               [(1+I) / (1+J)]N/365

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
We will notify you of the  Guarantee  Periods  available  as of the date of such  notice,  at least 45 days and not more than 60 days prior to the  Maturity  Date.  No MVA  applies to any amounts  allocated  to a  particular  Fixed
Allocation  if you withdraw all or part of the Account Value in such Fixed  Allocation  within 30 days of maturity.
If you are age 55 or older you may invest in a Fixed Allocation with a Guarantee Period of less than five years.

ACCESS TO ACCOUNT VALUE

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
The Minimum  Distribution  provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA's  where  Minimum  Distributions  are  required.  Minimum  Distributions  are not  available  for any other contracts.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The  Annuity  Date must be the first or the  fifteenth  day of a calendar  month and must not be less than one year after the Issue Date of the Annuity.  However,  for New York  contracts,  if the contract's  accumulated  value, at the time of  annuitization,  is less than $2,000,  or would provide an income,  the initial amount of which is less than $20 per month,  in lieu of  commencing  the annuity  payments,  we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York  contracts  the  Annuity  Date may not  exceed  the  first day of the  calendar  month  following  the
Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

Optional Death Benefits

===================================================================================================================
The Enhanced  Beneficiary  Protection  Death Benefit and the  Guaranteed  Minimum  Death  Benefit  described in the
Prospectus  are not  offered  to  residents  of the State of New  York.  However,  the  Highest  Anniversary  Value
Optional  Death  Benefit  described  below is available to purchasers of the Annuity who are residents of the State of New York.
===================================================================================================================

If the Annuity has one Owner, the Owner must be age 80 or less at the time the Highest  Anniversary  Value Optional
Death  Benefit is  purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 80 or less.  If the
Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death  Benefit  Target Date is the contract  anniversary  on or after the 80th birthday of the current
             ---------------------------
     Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest  Anniversary  Value equals the highest of all previous  "Anniversary  Values" on or before the
             ---------------------------
     earlier of the Owner's date of death and the "Death Benefit Target Date".

|X|      The  Anniversary  Value is the  Account  Value as each  anniversary  of the Issue Date plus the sum of all
              ------------------
     Purchase  Payments  on or after such  anniversary  less the sum of all  "Proportional  Reductions"  since such anniversary.  The Anniversary Value on the Issue Date is equal to your Purchase Payment.

|X|      A Proportional  Reduction is a reduction to the value being measured caused by a withdrawal,  equaling the
           -----------------------
     percentage  of the  withdrawal  as  compared  to the  Account  Value  as of the  date of the  withdrawal.  For example,  if your Account  Value is $10,000 and you  withdraw  $2,000 (a 20%  reduction),  we will reduce both your Anniversary Value and the amount determined by Purchase Payments  increasing at the appropriate  interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit
Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the Sub-accounts as of the date we receive in writing "due proof of death"; and
2.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the
         Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account Value as of the date we receive in writing "due proof of death"; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all  Purchase  Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest  Anniversary  Value Optional Death Benefit,  an annual charge of 0.15% is deducted from your  Annuity's  Account  Value.  The  charge  will be  based  on the  current  Death  Benefit  under  the  Highest
Anniversary  Value  Optional  Death  Benefit  as of the date the charge is  deducted.  The  charge is  deducted  in addition to the Insurance  Charge.  The charge is deducted in arrears on each  anniversary of the Issue Date of the
Annuity or, if you terminate the Optional Death Benefit or surrender your Annuity,  on the date the  termination or surrender is effective.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

This benefit is not available to residents of the State of New York.

TAX CONSIDERATIONS

HOW ARE DISTRIBUTIONS FROM TAX-QUALIFIED RETIREMENT PLANS TAXED?

Minimum  Distributions after age 70 1/2: For New York contracts the Minimum  Distribution  provision is only available for annuities  issued under Section 403(b) of the IRS Code or for IRA's where Minimum  Distributions  are required.
Minimum Distributions are not available for any other contracts.

Deferral of  Transactions:  For New York  contracts,  if we defer a distribution or transfer from any fixed annuity payment for more than ten days, we pay interest using our then current  crediting  rate for this purpose,  which is not less than 3% per year on the amount deferred.

Modification:  In addition to obtaining  prior  approval  from the  insurance  department  of our state of domicile before making such a combination,  substitution,  deletion or addition, we will also obtain prior approval from the
Superintendent of Insurance for New York.

Misstatement of Age or Sex:
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts.  As to annuity payments:  (a) any underpayments by us will be remedied on the next payment following correction; (b) any overpayments by us will be charged against future amounts payable by us under your Annuity; and (c) as to any annuity payments, we shall credit or charge interest using our then current crediting rate for this purpose, which is not greater than 6%
interest per year, calculated from the date of any underpayment or overpayment to the date actual payment is made.

APEX II-PROS-SUPP. (06/17/2002)